JPMorgan Funds - JPMorgan Institutional Trust
Rule 10f-3 Transactions
For the period from September 1, 2012 to February 28, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 9/4/2012
Issuer Bank of Montreal (BMO 1.40% September 11, 2017)
Cusip 06366RHA
Bonds $1,666,000
Offering Price $99.846
Spread 0.35%
Cost $1,663,434
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.02%
Syndicate Members BMO Capital Markets, Citigroup Global Markets, Bank of America Merrill Lynch, Morgan Stanley, Wells Fargo, Barclays Capital, Goldman Sachs, HSBC Securities, JPMorgan, RBS Securities, UBS Securities,
Fund JPMorgan Core Bond Trust
Trade Date 9/5/2012
Issuer EOG Resources Inc (EOG 2.625% March 15, 2023)
Cusip 26875PAK
Bonds $379,000
Offering Price $99.381
Spread 0.65%
Cost $376,654
Dealer Executing Trade Wells Fargo Advisor
% of Offering  purchased by firm 1.97%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Mitsubishi UFJ Securities, RBC Capital, SG Americas, UBS Securities,US Bancorp, Wells Fargo, Allen & Co, ANZ Securities, BB&T Capital, BMO Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/5/2012
Issuer EOG Resources Inc (EOG 2.625% March 15, 2023)
Cusip 26875PAK
Bonds $23,000
Offering Price $99.381
Spread 0.65%
Cost $22,858
Dealer Executing Trade Wells Fargo Advisor
% of Offering  purchased by firm 1.97%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Mitsubishi UFJ Securities, RBC Capital, SG Americas, UBS Securities,US Bancorp, Wells Fargo, Allen & Co, ANZ Securities, BB&T Capital, BMO Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/5/2012
Issuer WellPoint, Inc. (WLP 3.30% January 15, 2023)
Cusip 94973VBA
Bonds $280,000
Offering Price $99.663
Spread 0.65%
Cost $279,056
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.66%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank, Bank America Merrill Lynch, UBS Securities, Wells Fargo, BB&T Capital, BNY Mellon, Fifth Third Securities, Huntington Investments, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, PNC Capital, SMBC Nikko Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/5/2012
Issuer WellPoint, Inc. (WLP 4.65% January 15, 2043)
Cusip 94973VBB
Bonds $535,000
Offering Price $99.421
Spread 0.88%
Cost $531,902
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.75%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank, Bank America Merrill Lynch, UBS Securities, Wells Fargo, BB&T Capital, BNY Mellon, Fifth Third Securities, Huntington Investments, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, PNC Capital, SMBC Nikko Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2012
Issuer Conagra Foods Inc (CAG 2.10% March 15, 2018)
Cusip 205887BG
Bonds $286,000
Offering Price $99.762
Spread 0.60%
Cost $285,319
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.46%
Syndicate Members BNP Paribas, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/10/2012
Issuer Conagra Foods Inc (CAG 2.10% March 15, 2018)
Cusip 205887BG
Bonds $30,000
Offering Price $99.762
Spread 0.60%
Cost $29,929
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.46%
Syndicate Members BNP Paribas, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2012
Issuer Merck & Co., Inc. (MRK 2.40% September 15, 2022)
Cusip 589331AT
Bonds $474,000
Offering Price $99.965
Spread 0.45%
Cost $473,834
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Bank America Merrill Lynch, BNP Paribas, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities, Morgan Stanley, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/10/2012
Issuer Merck & Co., Inc. (MRK 2.40% September 15, 2022)
Cusip 589331AT
Bonds $62,000
Offering Price $99.965
Spread 0.45%
Cost $61,978
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Bank America Merrill Lynch, BNP Paribas, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2012
Issuer PECO Energy Company (EXC 2.375% September 15, 2022)
Cusip 693304AP
Bonds $350,000
Offering Price $99.912
Spread 0.65%
Cost $349,692
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 3.34%
Syndicate Members BNP Paribas, CIBC World Markets, JPMorgan, Mizuho Securities, US Bancorp, Lebenthal & Co, PNC Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2012
Issuer Transocean Inc. (RIG 3.80% October 15, 2022)
Cusip 893830BC
Bonds $361,000
Offering Price $99.309
Spread 0.65%
Cost $358,505
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.27%
Syndicate Members Barclays Capital, Citigroup Global Markets, DNB Markets, JPMorgan, Bank America Merrill Lynch, Wells Fargo, Credit Agricole Securities, Credit Suisse, Mitsubishi UFJ Securities, Morgan Stanley, Standard Chartered Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/10/2012
Issuer Transocean Inc. (RIG 3.80% October 15, 2022)
Cusip 893830BC
Bonds $39,000
Offering Price $99.309
Spread 0.65%
Cost $38,731
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.27%
Syndicate Members Barclays Capital, Citigroup Global Markets, DNB Markets, JPMorgan, Bank America Merrill Lynch, Wells Fargo, Credit Agricole Securities, Credit Suisse, Mitsubishi UFJ Securities, Morgan Stanley, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 9/10/2012
Issuer Walgreen Co. (WAG 3.10% September 15, 2022)
Cusip 931422AH
Bonds $1,031,000
Offering Price $99.889
Spread 0.65%
Cost $1,029,856
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.13%
Syndicate Members Bank America Merrill Lynch, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/10/2012
Issuer Walgreen Co. (WAG 3.10% September 15, 2022)
Cusip 931422AH
Bonds $94,000
Offering Price $99.889
Spread 0.65%
Cost $93,896
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.13%
Syndicate Members Bank America Merrill Lynch, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 9/18/2012
Issuer ING Bank NV (INTNED 2.00% September 25, 2015 144A)
Cusip 449786AR
Bonds $216,000
Offering Price $99.711
Spread 0.25%
Cost $215,376
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.85%
Syndicate Members Citigroup Global Markets, ING Groep, JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 9/19/2012
Issuer GE Equipment Midticket LLC, Series 2012-1 A3 (GEEMT 2012-1 A3 0.60% May 23, 2016)
Cusip 36161YAC
Bonds $800,000
Offering Price $99.984
Spread 0.25%
Cost $799,869
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.75%
Syndicate Members Bank America Merrill Lynch, CastleOak Securities, Credit Suisse, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/19/2012
Issuer GE Equipment Midticket LLC, Series 2012-1 A3 (GEEMT 2012-1 A3 0.60% May 23, 2016)
Cusip 36161YAC
Bonds $200,000
Offering Price $99.984
Spread 0.25%
Cost $199,967
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.75%
Syndicate Members Bank America Merrill Lynch, CastleOak Securities, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/19/2012
Issuer GE Equipment Midticket LLC, Series 2012-1 A4 (GEEMT 2012-1 A4 0.78% September 22, 2020)
Cusip 36161YAD
Bonds $360,000
Offering Price $99.983
Spread 0.31%
Cost $359,940
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.16%
Syndicate Members Bank America Merrill Lynch, CastleOak Securities, Credit Suisse, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/19/2012
Issuer GE Equipment Midticket LLC, Series 2012-1 A4 (GEEMT 2012-1 A4 0.78% September 22, 2020)
Cusip 36161YAD
Bonds $60,000
Offering Price $99.983
Spread 0.31%
Cost $59,990
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.16%
Syndicate Members Bank America Merrill Lynch, CastleOak Securities, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/24/2012
Issuer Canadian Imperial Bank (CM 0.90% October 1, 2015)
Cusip 136069ET
Bonds $226,000
Offering Price $99.970
Spread 0.25%
Cost $225,932
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.61%
Syndicate Members CIBC World Markets, Citigroup Global Markets, UBS Securities, Wells Fargo, Barclays Capital, Credit Suisse, Deutsche bank, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 9/24/2012
Issuer United Parcel Service (UPS 2.45% October 1, 2022)
Cusip 911312AQ
Bonds $214,000
Offering Price $99.867
Spread 0.45%
Cost $213,715
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, UBS Securities, Barclays Capital, BNP Paribas, BNY Mellon, CastleOak Securities, Commerz Bank, Fifth Third Securities, Goldman Sachs, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Samuel A Ramirez & Co, Standard Chartered Bank, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/24/2012
Issuer WEA Finance (WDCAU 3.375% October 3, 2022 144A)
Cusip 92890MAA
Bonds $579,000
Offering Price $98.762
Spread 0.40%
Cost $571,832
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.40%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Deutsche Bank, JPMorgan, Bank of Nova Scotia
Fund JPMorgan Core Bond Trust
Trade Date 9/27/2012
Issuer Watson Pharmaceuticals, Inc. (WPI 3.25% October 1, 2022)
Cusip 942683AF
Bonds $275,000
Offering Price $99.165
Spread 0.65%
Cost $272,704
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.95%
Syndicate Members Barclays Capital, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Wells Fargo, DNB Nor Markets, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/28/2012
Issuer NBCUniversal Media LLC (CMCSA 4.45% January 15, 2043)
Cusip 63946BAJ
Bonds $515,000
Offering Price $99.659
Spread 0.88%
Cost $513,244
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.12%
Syndicate Members Credit Suisse, JPMorgan, Morgan Stanley, RBC Capital, Allen & Co, Barclays Capital, BNP Paribas,Broadpoint Capital, Citigroup Global Markets, Deutsche Bank, DNB Markets, Drexel Hamilton, Goldman Sachs, Lebenthal & Co, Lloyds Securities, Lop Capital, Bank America Merrill Lynch, MFR Securities, Mizuho Securities, PNC Capital, RBS Securities, Samuel A Ramirez & Co, Santander Investments, SMBC Nikko Securities, SunTrust Robinson Humphrey, TD Securities, UBS Securities, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 10/1/2012
Issuer General Electric Company (GE 2.70% October 9, 2022)
Cusip 369604BD
Bonds $212,000
Offering Price $99.765
Spread 0.35%
Cost $211,502
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.22%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, Credit Suisse, Bank America Merrill Lynch, Banca Caboto, Blaylock Robert Van, BNP paribas, CastleOak Securities, HSBC Securities, ING Financial, Lebenthal & Co, Lloyds Securities, Mischler Financial, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, RBS Securities, Samuel A Ramirez, Santander Investments, SMBC Nikko Capital, TD Securities, UBS Securities, UniCredit Capital, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 10/2/2012
Issuer Heineken N.V. (HEIANA 1.40% October 1, 2017 144A)
Cusip 423012AB
Bonds $355,000
Offering Price $99.670
Spread 0.35%
Cost $353,829
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.90%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse, JPMorgan, Societe Generale
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/2/2012
Issuer Heineken N.V. (HEIANA 1.40% October 1, 2017 144A)
Cusip 423012AB
Bonds $30,000
Offering Price $99.670
Spread 0.35%
Cost $29,901
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.90%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse, JPMorgan, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 10/3/2012
Issuer CarMax Auto Owner Trust 2012-3 A2 (CARMX 2012-3 A2 0.43% September 15, 2015)
Cusip 14313KAB
Bonds $415,000
Offering Price $99.997
Spread 0.19%
Cost $414,989
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.90%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Barclays Capital, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 10/3/2012
Issuer Santander Drive Auto Receivables Trust 2012-6 A2 (SDART 2012-6 A2 0.47%  September 15, 2015)
Cusip 80283CAB
Bonds $500,000
Offering Price $99.993
Spread 0.17%
Cost $499,964
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.90%
Syndicate Members Citigroup Global Markets, Deutsche Bank, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/3/2012
Issuer Santander Drive Auto Receivables Trust 2012-6 A3 (SDART 2012-6 A3 0.62%  July 15, 2016)
Cusip 80283CAC
Bonds $333,000
Offering Price $99.995
Spread 0.20%
Cost $332,983
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.90%
Syndicate Members Citigroup Global Markets, Deutsche Bank, Credit Suisse, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/3/2012
Issuer Santander Drive Auto Receivables Trust 2012-6 A3 (SDART 2012-6 A3 0.62%  July 15, 2016)
Cusip 80283CAC
Bonds $56,000
Offering Price $99.995
Spread 0.20%
Cost $55,997
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.90%
Syndicate Members Citigroup Global Markets, Deutsche Bank, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/10/2012
Issuer ERAC USA Finance LLC (ENTERP 5.625% March15, 2042 144A)
Cusip 26884TAE
Bonds $120,000
Offering Price $107.597
Spread 0.88%
Cost $129,116
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.08%
Syndicate Members Goldman Sachs, JPMorgan, RBC Capital, RBS Securities, Wells Fargo, Bank America Merrill Lynch.
Fund JPMorgan Core Bond Trust
Trade Date 10/17/2012
Issuer CSX Corp (CSX 4.10% March 15, 2044)
Cusip 126408GY
Bonds $191,000
Offering Price $99.635
Spread 0.88%
Cost $190,303
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.02%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Morgan Stanley, UBS Securities, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 10/17/2012
Issuer Nissan Auto Lease Trust 2012-B A2A (NALT 2012-B A2A 0.45% June 15, 2015)
Cusip 65476LAB
Bonds $938,000
Offering Price $99.997
Spread 0.20%
Cost $937,969
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 23.75%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Citigroup Global Markets, Credit Agricole
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/17/2012
Issuer Nissan Auto Lease Trust 2012-B A2A (NALT 2012-B A2A 0.45% June 15, 2015)
Cusip 65476LAB
Bonds $94,000
Offering Price $99.997
Spread 0.20%
Cost $93,997
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 23.75%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Citigroup Global Markets, Credit Agricole
Fund JPMorgan Core Bond Trust
Trade Date 10/17/2012
Issuer UnitedHealth Group Inc (UNH 2.75% February 15, 2023)
Cusip 91324PBZ
Bonds $173,000
Offering Price $99.842
Spread 0.45%
Cost $172,727
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.40%
Syndicate Members Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, UBS Securities, Wells Fargo, Barclays Capital, BB&T Capital, BMO Capital, BNY Mellon, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Fifth Third Securities, KeyBanc Capital, Loop Capital, PNC Capital, RBS Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 10/17/2012
Issuer World Omni Auto Receivables Trust 2012-B A2 (WOART 2012-B A2 0.43% November 16, 2015)
Cusip 98158QAB
Bonds $1,230,000
Offering Price $99.996
Spread 0.20%
Cost $1,229,949
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 23.68%
Syndicate Members Barclays Capital, JPMorgan, BB&T Capital, Bank America Merrill Lynch
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/17/2012
Issuer World Omni Auto Receivables Trust 2012-B A2 (WOART 2012-B A2 0.43% November 16, 2015)
Cusip 98158QAB
Bonds $123,000
Offering Price $99.996
Spread 0.20%
Cost $122,995
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 23.68%
Syndicate Members Barclays Capital, JPMorgan, BB&T Capital, Bank America Merrill Lynch
Fund JPMorgan Core Bond Trust
Trade Date 10/19/2012
Issuer Texas Eastern Transmission LP (SE 2.80% October 15, 2022 144A)
Cusip 882384AC
Bonds $554,000
Offering Price $99.802
Spread 0.65%
Cost $552,903
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 2.38%
Syndicate Members JPMorgan, RBC Capital Markets, RBS Securities, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 11/1/2012
Issuer Bank of Montreal (BMO 2.55% November 6, 2022)
Cusip 06366RJJ
Bonds $1,106,000
Offering Price $99.877
Spread 0.45%
Cost $1,104,640
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.65%
Syndicate Members Barclays Capital, BMO Capital Markets, Goldman Sachs, JPMorgan, Morgan Stanley, Citigroup Global Markets, HSBC Securities, Bank America Merrill Lynch, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/1/2012
Issuer Bank of Montreal (BMO 2.55% November 6, 2022)
Cusip 06366RJJ
Bonds $85,000
Offering Price $99.877
Spread 0.45%
Cost $84,895
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.65%
Syndicate Members Barclays Capital, BMO Capital Markets, Goldman Sachs, JPMorgan, Morgan Stanley, Citigroup Global Markets, HSBC Securities, Bank America Merrill Lynch, RBS Securities, UBS Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/2/2012
Issuer Microsoft Corporation (MSFT 0.875% November 15, 2017)
Cusip 594918AP
Bonds $262,000
Offering Price $99.423
Spread 0.35%
Cost $260,488
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.71%
Syndicate Members Barclays Capital, JPMorgan, UBS Securities, HSBC Securities, Lebenthal & Co, Samuel A Ramirez & Co, US Bancorp, Wiiliams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/2/2012
Issuer Microsoft Corporation (MSFT 0.875% November 15, 2017)
Cusip 594918AP
Bonds $23,000
Offering Price $99.423
Spread 0.35%
Cost $22,867
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.71%
Syndicate Members Barclays Capital, JPMorgan, UBS Securities, HSBC Securities, Lebenthal & Co, Samuel A Ramirez & Co, US Bancorp, Wiiliams Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/2/2012
Issuer Microsoft Corporation (MSFT 2.125% November 15, 2022)
Cusip 594918AQ
Bonds $384,000
Offering Price $99.427
Spread 0.45%
Cost $381,800
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.88%
Syndicate Members Barclays Capital, JPMorgan, UBS Securities, HSBC Securities, Lebenthal & Co, Samuel A Ramirez & Co, US Bancorp, Wiiliams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/2/2012
Issuer Microsoft Corporation (MSFT 2.125% November 15, 2022)
Cusip 594918AQ
Bonds $34,000
Offering Price $99.427
Spread 0.45%
Cost $33,805
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.88%
Syndicate Members Barclays Capital, JPMorgan, UBS Securities, HSBC Securities, Lebenthal & Co, Samuel A Ramirez & Co, US Bancorp, Wiiliams Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/5/2012
Issuer AbbVie Inc (ABT 1.75% November 6, 2017 144A)
Cusip 00287YAB
Bonds $952,000
Offering Price $99.791
Spread 0.35%
Cost $950,010
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.01%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/5/2012
Issuer AbbVie Inc (ABT 1.75% November 6, 2017 144A)
Cusip 00287YAB
Bonds $119,000
Offering Price $99.791
Spread 0.35%
Cost $118,751
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.01%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/6/2012
Issuer The Dow Chemical Company (DOW 3.00% November 15, 2022)
Cusip 260543CH
Bonds $542,000
Offering Price $98.266
Spread 0.45%
Cost $532,602
Dealer Executing Trade HSBC Securities
% of Offering  purchased by firm 0.60%
Syndicate Members Goldman Sachs, HSBC Securities, JPMorgan, SMBC Nikko Capital, Barclays Capital, CastleOak Securities, Deutsche Bank, Fifth Third Securities, Loop Capital, Mitsubishi UFJ Securities, RBC Capital, Scotia Capital, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2012
Issuer SpareBank 1 Boligkreditt (SPABOL 1.75% November 15, 2019 144A)
Cusip 84650WAE
Bonds $927,000
Offering Price $99.223
Spread 0.38%
Cost $919,797
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.27%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2012
Issuer Americredit Automobile Receivables Trust 2012-5 A2 (AMCAR 2012-5 A2 0.51% January 8, 2016)
Cusip 03064XAB
Bonds $1,000,000
Offering Price $99.998
Spread 0.25%
Cost $999,977
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 16.37%
Syndicate Members Barclays capital, Credit Suisse, Citigroup Global Markets, Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2012
Issuer Americredit Automobile Receivables Trust 2012-5 A3 (AMCAR 2012-5 A3 0.62% June 8, 2017)
Cusip 03064XAC
Bonds $290,000
Offering Price $99.985
Spread 0.35%
Cost $289,958
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.09%
Syndicate Members Barclays capital, Credit Suisse, Citigroup Global Markets, Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2012
Issuer Macy's Retail Holdings Inc. (M 2.875% February 15, 2023)
Cusip 55616XAH
Bonds $516,000
Offering Price $99.862
Spread 0.65%
Cost $515,288
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.99%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, US Bancorp, Wells Fargo, BNY Mellon,Citigroup Global Markets, Fifth Third Securities, Loop Capital, Mitsubishi UFJ Securities, PNC Capital, Samuel A Ramirez & Co, Standard Chartered Bank, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/14/2012
Issuer Macy's Retail Holdings Inc. (M 2.875% February 15, 2023)
Cusip 55616XAH
Bonds $37,000
Offering Price $99.862
Spread 0.65%
Cost $36,949
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.99%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, US Bancorp, Wells Fargo, BNY Mellon,Citigroup Global Markets, Fifth Third Securities, Loop Capital, Mitsubishi UFJ Securities, PNC Capital, Samuel A Ramirez & Co, Standard Chartered Bank, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2012
Issuer Turlock Corporation/Eaton (ETN 4.00% November 2, 2032 144A)
Cusip 900212AA
Bonds $170,000
Offering Price $99.688
Spread 0.88%
Cost $169,470
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.28%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, BNY Mellon, Barclays Capital, BNP Paribas, Credit Suisse, Goldman Sachs, KeyBanc Capital, PNC Capital, Svenska Handelsbanken, UBS Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2012
Issuer Turlock Corporation/Eaton (ETN 1.50% November 2, 2017 144A)
Cusip 900212AG
Bonds $182,000
Offering Price $99.891
Spread 0.60%
Cost $181,802
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.79%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, BNY Mellon, Barclays Capital, BNP Paribas, Credit Suisse, Goldman Sachs, KeyBanc Capital, PNC Capital, Svenska Handelsbanken, UBS Securities, Wells Fargo, HSBC Securites, Intesa Sanpaolo
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/14/2012
Issuer Turlock Corporation/Eaton (ETN 1.50% November 2, 2017 144A)
Cusip 900212AG
Bonds $27,000
Offering Price $99.891
Spread 0.60%
Cost $26,971
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.79%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, BNY Mellon, Barclays Capital, BNP Paribas, Credit Suisse, Goldman Sachs, KeyBanc Capital, PNC Capital, Svenska Handelsbanken, UBS Securities, Wells Fargo, HSBC Securites, Intesa Sanpaolo
Fund JPMorgan Core Bond Trust
Trade Date 11/15/2012
Issuer National Oilwell Varco, Inc. (NOV 1.35% December 1, 2017)
Cusip 637071AL
Bonds $188,000
Offering Price $99.903
Spread 0.60%
Cost $187,818
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.95%
Syndicate Members Barclays Capital, DNB Nor Markets, JPMorgan, Lloyds Securities, Mitsubishi UFJ Securities, Wells Fargo, Fifth Third Securities, PNC Capital, Scotia Capital, Skandinaviska Enskilda Banken, uniCredit Capital, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/15/2012
Issuer National Oilwell Varco, Inc. (NOV 1.35% December 1, 2017)
Cusip 637071AL
Bonds $15,000
Offering Price $99.903
Spread 0.60%
Cost $14,985
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.95%
Syndicate Members Barclays Capital, DNB Nor Markets, JPMorgan, Lloyds Securities, Mitsubishi UFJ Securities, Wells Fargo, Fifth Third Securities, PNC Capital, Scotia Capital, Skandinaviska Enskilda Banken, uniCredit Capital, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 11/26/2012
Issuer Cox Communications Inc (COXENT 3.25% December 15, 2022 144A)
Cusip 224044BW
Bonds $446,000
Offering Price $99.846
Spread 0.65%
Cost $445,313
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.45%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Wells Fargo, Bank America Merrill Lynch, Goldman Scahs, Morgan Stanley RBC Capital, Sifel Nicolaus, Credit Agricole, Deutsche Bank, Fifth Third Securities, Mizuho Securities, RBS Securities, SMBC Nikko Securities
Fund JPMorgan Core Bond Trust
Trade Date 11/27/2012
Issuer The Walt Disney Company (DIS 0.45% December 1, 2015)
Cusip 25468PCU
Bonds $333,000
Offering Price $99.255
Spread 0.20%
Cost $330,519
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.22%
Syndicate Members Citigroup Global Markets, Goldman Scahs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, Dexel Hamilton, Lebenthal & Co, Loop Capital, Mizuho Securities, Muriel Siebert & Co, RBC Capital, Samuel A Ramirez & Co, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/27/2012
Issuer The Walt Disney Company (DIS 0.45% December 1, 2015)
Cusip 25468PCU
Bonds $42,000
Offering Price $99.255
Spread 0.20%
Cost $41,687
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.22%
Syndicate Members Citigroup Global Markets, Goldman Scahs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, Dexel Hamilton, Lebenthal & Co, Loop Capital, Mizuho Securities, Muriel Siebert & Co, RBC Capital, Samuel A Ramirez & Co, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/28/2012
Issuer American Electric Power Company (AEP 1.65% December 15, 2017)
Cusip 025537AF
Bonds $286,000
Offering Price $99.884
Spread 0.60%
Cost $285,668
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.84%
Syndicate Members BNP Paribas, Citigroup Global Markets, Credit Agricole, Goldman Sachs, JPMorgan, RBS Securities, BNY mellon, KeyBanc Capital, Mizuho Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/28/2012
Issuer American Electric Power Company (AEP 1.65% December 15, 2017)
Cusip 025537AF
Bonds $27,000
Offering Price $99.884
Spread 0.60%
Cost $26,969
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.84%
Syndicate Members BNP Paribas, Citigroup Global Markets, Credit Agricole, Goldman Sachs, JPMorgan, RBS Securities, BNY mellon, KeyBanc Capital, Mizuho Securities, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Core Bond Trust
Trade Date 11/28/2012
Issuer Apache Corporation (APA 2.625% January 15, 2023)
Cusip 037411BD
Bonds $615,000
Offering Price $99.469
Spread 0.65%
Cost $611,734
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.83%
Syndicate Members BMO Capital, BNP Paribas, Citigroup Global Markets, Credit Agricole, Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, RBS Securities, UBS Securities, Wells Fargo, Fifth Third Securities, MOrgan Stanley, SG Americas, Standard Chartered Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/28/2012
Issuer Apache Corporation (APA 2.625% January 15, 2023)
Cusip 037411BD
Bonds $58,000
Offering Price $99.469
Spread 0.65%
Cost $57,692
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.83%
Syndicate Members BMO Capital, BNP Paribas, Citigroup Global Markets, Credit Agricole, Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, RBS Securities, UBS Securities, Wells Fargo, Fifth Third Securities, MOrgan Stanley, SG Americas, Standard Chartered Bank
Fund JPMorgan Core Bond Trust
Trade Date 11/28/2012
Issuer Costco Wholesale Corp (COST 0.65% December 7, 2015)
Cusip 22160KAD
Bonds $849,000
Offering Price $99.881
Spread 0.25%
Cost $847,990
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.61%
Syndicate Members Guggenheim Securities, JPMorgan, Bank America Merrill Lynch
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/28/2012
Issuer Costco Wholesale Corp (COST 0.65% December 7, 2015)
Cusip 22160KAD
Bonds $85,000
Offering Price $99.881
Spread 0.25%
Cost $84,899
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.61%
Syndicate Members Guggenheim Securities, JPMorgan, Bank America Merrill Lynch
Fund JPMorgan Core Bond Trust
Trade Date 11/29/2012
Issuer McKesson Corporation (MCK 0.95% December 4, 2015)
Cusip 581557AY
Bonds $164,000
Offering Price $99.897
Spread 0.45%
Cost $163,831
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Scotia Capital Fufth Third Securities, HSBC Securities, Lloyds Securities, PNC Capital, Rabo Securities, TD Securities, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/29/2012
Issuer McKesson Corporation (MCK 0.95% December 4, 2015)
Cusip 581557AY
Bonds $17,000
Offering Price $99.897
Spread 0.45%
Cost $16,982
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Scotia Capital Fufth Third Securities, HSBC Securities, Lloyds Securities, PNC Capital, Rabo Securities, TD Securities, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 12/4/2012
Issuer Intel (INTC 4.000% Decmeber 15, 2032)
Cusip 458140AN
Bonds $685,000
Offering Price $99.115
Spread 0.60%
Cost $678,938
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.25%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Credit Suisse, Morgan Stanley, Needham & Co, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 12/10/2012
Issuer Ecolab Inc. (ECL 1.45% December 8, 2017)
Cusip 278865AP
Bonds $447,000
Offering Price $99.919
Spread 0.60%
Cost $446,638
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.27%
Syndicate Members Bank America Merrill Lynch, RBS Securities, JPMorgan, Mitsubishi UFJ Securities, SMBC Capital, Citigroup Global Markets, Credit Suisse, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 12/13/2012
Issuer HSBC USA Inc (HSBC 1.625% January 16, 2018)
Cusip 40428HPH
Bonds $800,000
Offering Price $99.714
Spread 0.35%
Cost $797,712
Dealer Executing Trade HSBC Securities Inc
% of Offering  purchased by firm 1.33%
Syndicate Members HSBC Securities, bank of Nova Scotia, BNY Mellon, Bank America Merrill Lynch, BMO Capital, CIBC Comerica, Fifth Third Securities, Goldman Sachs, JPMorgan, Loop Capital, Morgan Stanley, RBC Capital, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo, ANB Amro Bank, Danske Bank, Lloyds Capital, Mischler Financial Group, Natixis Securities, RB International, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 12/17/2012
Issuer Precision Castparts Corporation (PCP 0.70% December 20, 2015)
Cusip 740189AJ
Bonds $215,000
Offering Price $99.970
Spread 0.45%
Cost $214,936
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.52%
Syndicate Members Citigroup Global Markets, Bank America Merrill Lynch, Mizuho Securities, US Bancorp, Wells Fargo, JPMorgan, Mitsubishi UFJ Securities, PNC Capital, Barclays Capital, BNY Mello, Scotia Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/17/2012
Issuer Precision Castparts Corporation (PCP 0.70% December 20, 2015)
Cusip 740189AJ
Bonds $43,000
Offering Price $99.970
Spread 0.45%
Cost $42,987
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.52%
Syndicate Members Citigroup Global Markets, Bank America Merrill Lynch, Mizuho Securities, US Bancorp, Wells Fargo, JPMorgan, Mitsubishi UFJ Securities, PNC Capital, Barclays Capital, BNY Mello, Scotia Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/3/2013
Issuer Metropolitan Life Global Funding I (MET 1.50% January 10, 2018 144A)
Cusip 59217GAY
Bonds $100,000
Offering Price $99.478
Spread 0.35%
Cost $99,478
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.85%
Syndicate Members Barclays Capital, JPMorgan, UBS Securities, Jefferieis & Co, Mizuho Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 1/7/2013
Issuer ADT Corp (ADT 4.125% June 15, 2023 144A)
Cusip 00101JAD
Bonds $264,000
Offering Price $99.986
Spread 0.63%
Cost $263,963
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.61%
Syndicate Members Citigroup Global Markets, Goldman sachs, Morgan Stanley, BONY Mellon, Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche bank, JPMorgan, Scotia Capital, Wells Fargo, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/7/2013
Issuer ADT Corp (ADT 4.125% June 15, 2023 144A)
Cusip 00101JAD
Bonds $24,000
Offering Price $99.986
Spread 0.63%
Cost $23,997
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.61%
Syndicate Members Citigroup Global Markets, Goldman sachs, Morgan Stanley, BONY Mellon, Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche bank, JPMorgan, Scotia Capital, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/7/2013
Issuer Daimler Finance North America LLC (DAIGR 1.875% January 11, 2018 144A)
Cusip 233851AU
Bonds $532,000
Offering Price $99.583
Spread 0.30%
Cost $529,782
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.59%
Syndicate Members Citigroup Global Markets, JPMorgan, Mizuho Securities, RBS Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/7/2013
Issuer Daimler Finance North America LLC (DAIGR 1.875% January 11, 2018 144A)
Cusip 233851AU
Bonds $150,000
Offering Price $99.583
Spread 0.30%
Cost $149,375
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.59%
Syndicate Members Citigroup Global Markets, JPMorgan, Mizuho Securities, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 1/8/2013
Issuer Atmos Energy Corporation (ATO 4.15% January 15, 2043)
Cusip 049560AL
Bonds $828,000
Offering Price $99.812
Spread 0.88%
Cost $826,443
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 3.33%
Syndicate Members Credit Agricole, JPMorgan, Mitsubishi UFJ Securities, RBS Securities, US Bancorp, BNP Paribas, Bank America Merrill Lynch, UBS Securities, Wells Fargo, BBB&T Capital, BOSC Inc, Goldman Sachs, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 1/8/2013
Issuer Comcast Corporation (CMCSA 4.25% January 15, 2033)
Cusip 20030NBH
Bonds $1,082,000
Offering Price $99.161
Spread 0.65%
Cost $1,072,922
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.13%
Syndicate Members Barclays Capital, Deutsche bank, Goldman sachs, RBS Securities, UBS Securities, Allen & Co, BNP Paribas, Braodpoint Capital, Citigroup, Credit Suisse, DNB Markets, Drexel Hamilton, JPMorgan, Lebenthal & Co, Lloyds Securities, Loop Capital, Bank America Merrill Lynch, MFR Securities, Mischler Financial, Mixuho Securities, Morgan Stanley, PNC Capital, RBC Capital, Samuel A Ramirez & Co, Santander Investments, SMBC Nikko Capital, SunTrust Robinson Humphrey, TD Securities, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/14/2013
Issuer Penske Truck Leasing Co., LP (PENSKE 2.875% July 17, 2018 144A)
Cusip 709599AL
Bonds $479,000
Offering Price $99.783
Spread 0.50%
Cost $477,961
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.00%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells fargo, Bank of Tokyo-Mitsubishi UFJ, Comerica Securities, Deutsche Bank, Fifth Third Securities, Huntington Capital, Mizuho Securities, PNC Capital, RBS Securities, SMBC Nikko Capital, Sovereign Bank, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/14/2013
Issuer Penske Truck Leasing Co., LP (PENSKE 2.875% July 17, 2018 144A)
Cusip 709599AL
Bonds $53,000
Offering Price $99.783
Spread 0.50%
Cost $52,885
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.00%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells fargo, Bank of Tokyo-Mitsubishi UFJ, Comerica Securities, Deutsche Bank, Fifth Third Securities, Huntington Capital, Mizuho Securities, PNC Capital, RBS Securities, SMBC Nikko Capital, Sovereign Bank, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 1/15/2013
Issuer Conagra Foods Inc (CAG 1.30% January 25, 2016)
Cusip 205887BP
Bonds $223,000
Offering Price $99.956
Spread 0.40%
Cost $222,902
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.82%
Syndicate Members JPMorgan, Bank America Merrill Lynch, RBS Securities, US Bancorp, BNP Paribas, Mitsubishi UFJ, Mizuho Securities, Scotia Capital, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 1/15/2013
Issuer Jefferies Group Inc. (JEF 6.50% January 20. 2043)
Cusip 472319AM
Bonds $203,000
Offering Price $98.790
Spread 0.88%
Cost $200,544
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 1.58%
Syndicate Members Jefferies & Co, Barclays Capitak, BNY Mellon, Citigroup, Credit Suisse, Deutsche Bank, HSBC Securities, JMP Securities, JPMorgan, Keefe Bruyette & Woods, Knight Capital, Bank America Merrill Lynch, Natixis Securities, Oppenheimer & Co, RBC Capital, Sandler O'Neill & Partners, Stephens Inc, Stifel Nicolaus & Co, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/16/2013
Issuer BMW Vehicle Lease Trust 2013-1 A2 (BMWLT A2 0.40% January 20, 2015)
Cusip 09657YAB
Bonds $146,000
Offering Price $99.999
Spread 0.18%
Cost $145,999
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 17.66%
Syndicate Members Bank America Merrill Lynch, RBC Capital, Credit Agricole, Credit Suisse, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/16/2013
Issuer BMW Vehicle Lease Trust 2013-1 A3(BMWLT A3 0.54% September 21, 2015)
Cusip 09657YAC
Bonds $48,000
Offering Price $99.984
Spread 0.25%
Cost $47,992
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.44%
Syndicate Members Bank America Merrill Lynch, RBC Capital, Credit Agricole, Credit Suisse, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/16/2013
Issuer Zoetis Inc (ZTS 4.70% February 1, 2043 144A)
Cusip 98978VAC
Bonds $123,000
Offering Price $99.268
Spread 0.75%
Cost $122,100
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.21%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup, Deutsche bank, HSBC Securities, JPMorgan, Morgan Stanley, RBC Capital, Loop Capital, Rabo Securities, Standard Chartered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/16/2013
Issuer Zoetis Inc (ZTS 1.875% February 1, 2018144A)
Cusip 98978VAF
Bonds $193,000
Offering Price $99.943
Spread 0.60%
Cost $192,890
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.62%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup, Deutsche bank, HSBC Securities, JPMorgan, Morgan Stanley, RBC Capital, Loop Capital, Rabo Securities, Standard Chartered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/11/2013
Issuer Vodafone Group Plc (VOD 1.50% February 19, 2018)
Cusip 92857WBE
Bonds $350,000
Offering Price $99.540
Spread 0.15%
Cost $348,390
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Barclays Capital, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Morgan Stanley
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/11/2013
Issuer Vodafone Group Plc (VOD 1.50% February 19, 2018)
Cusip 92857WBE
Bonds $100,000
Offering Price $99.540
Spread 0.15%
Cost $99,540
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Barclays Capital, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 2/12/2013
Issuer American Honda Finance (HNDA 1.60% February 16, 2018 144A)
Cusip 02666QM2
Bonds $533,000
Offering Price $99.943
Spread 0.35%
Cost $532,696
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.86%
Syndicate Members Citigroup Global Markets, JPMorgan, RBS Securities
Fund JPMorgan Core Bond Trust
Trade Date 2/12/2013
Issuer Arrow Electrics Inc (ARW 3.00% March 1, 2018)
Cusip 042735BB
Bonds $219,000
Offering Price $99.481
Spread 0.60%
Cost $217,863
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.21%
Syndicate Members Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, BNP Paribas, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Scotia Capital, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/12/2013
Issuer Arrow Electrics Inc (ARW 3.00% March 1, 2018)
Cusip 042735BB
Bonds $32,000
Offering Price $99.481
Spread 0.60%
Cost $31,834
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.21%
Syndicate Members Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, BNP Paribas, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Scotia Capital, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/12/2013
Issuer Arrow Electrics Inc (ARW 4.50% March 1, 2023)
Cusip 042735BC
Bonds $353,000
Offering Price $99.202
Spread 0.65%
Cost $350,183
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.43%
Syndicate Members Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, BNP Paribas, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Scotia Capital, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/12/2013
Issuer Arrow Electrics Inc (ARW 4.50% March 1, 2023)
Cusip 042735BC
Bonds $29,000
Offering Price $99.202
Spread 0.65%
Cost $28,769
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.43%
Syndicate Members Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, BNP Paribas, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Scotia Capital, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/25/2013
Issuer Pepsico Inc (PEP FRN February 26, 2016)
Cusip 713448CF
Bonds $500,000
Offering Price $100.000
Spread 0.25%
Cost $500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.69%
Syndicate Members BNP Paribas, JPMorgan, Bank America Merrill Lynch, Loop Capital, Mizuho Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 2/25/2013
Issuer UnitedHealth Group Inc (UNH 2.875% March 15,2023)
Cusip 91324PCC
Bonds $400,000
Offering Price $99.593
Spread 0.45%
Cost $398,372
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.85%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, RBS Securities, US Bancorp, Wells Fargo, BB&T Capital, BMO Capital, BNY Mellon, Credit Suisse, CRT Capital, Fifth Third Securities, Goldman Sachs, JPMorgan, KeyBanc Capital, Bank America Merrill Lynch, Morgan Stanley, PNC Capital, UBS Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/28/2013
Issuer Freeport-McMoran Copper & Gold Inc. (FCX 5.45% March 15, 2043 144A)
Cusip 35671DBA
Bonds $299,000
Offering Price $99.544
Spread 0.88%
Cost $297,637
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.73%
Syndicate Members BNP Pairbas, Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, BMO Capital, CIBC World Markets, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, Santander Investment Securities, Scotia Capital, SMBC Capital, Standard Chartered, TD Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 2/28/2013
Issuer Freeport-McMoran Copper & Gold Inc. (FCX 2.375% March 15, 2018 144A)
Cusip 35671DBE
Bonds $234,000
Offering Price $99.990
Spread 0.56%
Cost $233,977
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.41%
Syndicate Members BNP Pairbas, Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, BMO Capital, CIBC World Markets, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, Santander Investment Securities, Scotia Capital, SMBC Capital, Standard Chartered, TD Securities, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/28/2013
Issuer Freeport-McMoran Copper & Gold Inc. (FCX 2.375% March 15, 2018 144A)
Cusip 35671DBE
Bonds $22,000
Offering Price $99.990
Spread 0.56%
Cost $21,998
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.41%
Syndicate Members BNP Pairbas, Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, BMO Capital, CIBC World Markets, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, Santander Investment Securities, Scotia Capital, SMBC Capital, Standard Chartered, TD Securities, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 2/28/2013
Issuer Freeport-McMoran Copper & Gold Inc. (FCX 3.10% March 15, 2020 144A)
Cusip 35671DBF
Bonds $453,000
Offering Price $99.962
Spread 0.63%
Cost $452,828
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members BNP Pairbas, Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, BMO Capital, CIBC World Markets, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, Santander Investment Securities, Scotia Capital, SMBC Capital, Standard Chartered, TD Securities, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/28/2013
Issuer Freeport-McMoran Copper & Gold Inc. (FCX 3.10% March 15, 2020 144A)
Cusip 35671DBF
Bonds $42,000
Offering Price $99.962
Spread 0.63%
Cost $41,984
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members BNP Pairbas, Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, BMO Capital, CIBC World Markets, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, Santander Investment Securities, Scotia Capital, SMBC Capital, Standard Chartered, TD Securities, US Bancorp